Selective Insurance Group, Inc.
2006 Investor Day

Unrelenting Focus on Expanding our Strengths

Overview

Jennifer DiBerardino

Vice President, Investor Relations

Assistant Treasurer (SICA)

Q&A

Agenda

SVP, Chief Field Ops., Marketing Officer

Chuck Musilli

Field Model

SVP, Casualty Underwriting (SICA)

Kathy Muedder

Workers Compensation

SVP, Chief CL Underwriting Officer

Ed Pulkstenis

Commercial Lines

SVP, Personal Lines and Flood (SICA)

John Marchioni

Personal Lines

Reception and Technology Demonstrations

Strategic Overview

Agent Presentation

Technology

Break and Technology Demonstrations

Financial Strength

Overview

Chairman, President, CEO

Greg Murphy

President, Middle Peninsula Agency

Joe Harrow

SVP, Business Services Unit (SICA)

Jeff Kamrowski

EVP, CFO & Treasurer

Dale Thatcher

VP, IR, Asst. Treasurer (SICA)

Jennifer DiBerardino

Certain statements in this report, including information incorporated by reference, are “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995 (“PSLRA”).
The PSLRA provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act
of 1934 for forward-looking statements.  These statements relate to our intentions, beliefs, projections, estimations or forecasts of future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, or performance to be materially different from those expressed or implied by the forward-looking statements.  In some cases, you can identify forward-looking statements by use of words such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "target," "project,"
"intend," "believe," "estimate," "predict," "potential," "pro forma," "seek," "likely" or "continue" or other comparable terminology.  These statements are only predictions, and we can give no assurance that such expectations will prove to be correct.  We undertake no obligation, other than as may be required under the federal securities laws, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

            Factors, that could cause our actual results to differ materially from those projected, forecasted or estimated by us in forward-looking statements are discussed in further detail in Selective’s public filings with the United States Securities and Exchange Commission.  These risk factors may not be exhaustive.  We operate in a continually changing business environment, and new risk factors emerge from time-to-time.  We can neither predict such new risk factors nor can we assess the impact, if any, of such new risk factors on our businesses or the extent to which any factor or combination of factors may cause actual results to differ materially from those expressed or implied in any forward-looking statements in this report.  In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this report might not occur.

Forward-Looking Statements

Selective’s Profile

Super-regional carrier with
20-state footprint

Field-based business model

$1.7B in 2005 revenues

86% Commercial Lines;
14% Personal Lines

750 independent agents,
averaging $2M in premium

Unique competitive advantages
-- High-Tech, High-Touch

Total footprint market opportunity:
$104B commercial lines; $97B personal lines

[Photo]

$ in millions

Profitable Growth

%

Investors ask…

What drives Selective’s track record of financial strength?

Investors ask…

Note: Shaded areas denote hard market periods.

Source:  A.M. Best, Insurance Information Institute

1984-87

1975-78

2001-04

How will

Selective

Outperform

the industry

through all

Market

cycles?

Industry premium growth rates

Investors ask…

How are we

Improving

Workers

compensation?

Why is the current strategy different?

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Investors ask…

Why expand personal lines?

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Investors ask…

What

value does

Technology

Deliver

to agents and

Selective?

[Photo]

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Investors ask…

What do Selective’s field model

and excellent agency relationships really mean?

[Photo]

Investors ask…

Why buy Selective?

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Strong Financial Track Record

Dale A. Thatcher

Executive Vice President

Chief Financial Officer, Treasurer

Elements of Financial Strength

Rating agency emphasis on
Enterprise Risk Management

Measured use of reinsurance

Investment portfolio management

Conservative reserving philosophy

Natural catastrophe management

Profitable growth

Proactive capital management

[Photo]

What Financial Strength Means to our Agents

Consistency in the marketplace

“A+” (Superior) rating from
     A.M. Best 45 years running

Powerful marketing tool for
    agents

Independent verification that
    Selective is doing it right

Moody’s Investor
Service

“A2”

Fitch Ratings

“A+”

Standard & Poor’s

“A+”

Enterprise Risk Management Philosophy

Started five years ago

Management creates a risk management culture

Forward-looking focus

Collaborative process

Identification

Measurement

Monitoring

Trigger definition

Action plans

Scanning for emerging risks

Selective Reinsurance Philosophy

Conservative buyer of reinsurance

No finite reinsurance contracts

Relationship buyer

Market Security Committee

Buy reinsurance primarily for:

Catastrophic protection/survivability

Earnings stability

[Photo]

Natural Catastrophe Management

Risk model changes lead to increased CAT cover;
$250M in excess of $20M

*Short-term, high frequency

Percentages are net of tax, reinsurance & reinstatement premium

6.6%

2.7%

6.0 Historic

11.1%

3.1%

6.0 Stochastic* View

3.0%

2.5%

5.0.1

1 in 250 year

1 in 150 year

RMS Model

Assessment of Business Concentration Risk

Assessment of Business Concentration Risk

Assessment of Business Concentration Risk

Assessment of Business Concentration Risk

Assessment of Business Concentration Risk

Net Operating Cash Flow

Strong Financial Track Record

($ in millions)

$153M net operating cash flow through June ‘06

Investment Income – After-tax

Generating Strong Investment Income

($ in millions)

$57M after-tax investment income through June ‘06

Invested Assets as of June 30, 2006

$3.2B investment
portfolio

Average “AA” bond
quality

Over 99% of portfolio
investment grade

4.1 year average
duration

3.5% after-tax yield on
total investment portfolio

$3.23 of invested assets
per $ of stockholders’
equity

Conservative Investment Philosophy

Conservative Investment Philosophy

6.2%

2.5%

8.7%

5 Years

10 Years

3 Years

1 Year

3.6%

5.7%

4.6%

Outperformance

8.3%

11.2%

8.6%

S&P stock index

11.9%

16.9%

13.2%

Total SIGI equity
performance

As of June 30, 2006

Profitable…

$ in millions

Statutory Combined Ratio

%

…Growth

$ in millions

Net Premiums Written Growth

%

What Financial Strength Means to Our Agents

Bruce White, Partner
Johnson, Kendall & Johnson

[Video Available @ www.selective.com]

Generating excess capital

Active repurchase programs

2.2M shares repurchased through 8/31/06 under current
5M share authorization

Refinanced $150M 30-year public debt 2004-2005

Private exchange of $58.5M senior convertible notes

Dividend increases past three years; 16% in 2005

Proactive Capital Management

2005 Operating ROE of 14.8%

Operating ROE of 13.7% through June ‘06

[Photo]

106.7

94.7

Resulting in Strong Shareholder Returns

$ in millions

NPW, Combined Ratio and Stock Price

%

Driving Profitable Growth in
Commercial Lines

Ed Pulkstenis

Senior Vice President
Chief Commercial Lines Underwriting Officer

%

10 consecutive quarters below 100%

Commercial Lines Statutory Combined Ratio

2003

2004

2005

2006

Strategies Focused on Driving Profitable Growth

Business Units - Supporting Profitable Growth

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Strategic Business Units

Specialty

Mercantile &

Service

Manufacturers

& Wholesalers

Contractors

*as of 12/31/05

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Maintaining Profitable Growth
Strategic Business Units (SBUs)

Sophisticated Underwriting

Exposure analysis

Coverage

Pricing

Ken Johnston

Producer, Middle Peninsula

Insurance Agency.

[Video Available @
www.selective.com]

Maintaining Profitable Growth
Strategic Business Units (SBUs)

Product

Opportunities

Product Development

Pricing

Marketing

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Maintaining Profitable Growth
Strategic Business Units (SBUs)

Price Monitoring

Base rate changes

Company deviations

Individual account credit

Exposure

[Photo]

Maintaining Profitable Growth
Strategic Business Units (SBUs)

Safety Management

Rebranding of traditional

       loss control

Stewardship and retention

Account improvement

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[Photo]

2002

2003

2000

2001

Limited BOP

Limited BOP

Limited BOP

Limited BOP

Limited BOP

Limited
Contractors

Limited
Contractors

Limited
Contractors

Limited
Contractors

Expanded
Contractors

Expanded
BOP

$190,000

Limited BOP

Limited
Contractors

Expanded
Contractors

Expanded
BOP

Expanded size

Builders
Risk

Civic
Organizations

Light
Manufacturing*

2004

2005

2006

2003 – 2006
Compounded Growth Rate of 24%

$2000

$28,000

$78,000

$100,000

Expanded size

Limited BOP

Limited
Contractors

Expanded
Contractors

Expanded
BOP

Builders
Risk

$163,000

$125,000

*coming soon

Customer
Segment

2 ½ Yr
Combined
Ratio

Growth

Market
Penetration

67.5%

Segment 2

67.3%

Segment 1

115.5%

Segment 80

104.0%

Segment 79

88.5%

Segment 42

88.1%

Segment 40

88.4%

Segment 41

87.9%

Segment 39

Segmentation

*as of 6/30/06

Operational Areas

Marketing

Safety Mgt

Training

Pricing

Boundary
Control

Corrective

Action

Higher

Average

Lower

*as of 6/30/06

Customer
Segment

2 ½ Yr
Combined
Ratio

Growth

Market
Penetration

67.5%

Segment 2

67.3%

Segment 1

115.5%

Segment 80

104.0%

Segment 79

88.5%

Segment 42

88.1%

Segment 40

88.4%

Segment 41

87.9%

Segment 39

Segmentation

New Business
+21%*

New Business
+2%*

Growth

Decision Support

Multivariate, statistical process

Drives consistency of traditional
predictors of loss

Identifies new predictors of loss

Allows ranking of individual
accounts for:

precision pricing

targeted retention

Safety Management

Maintaining Profitable Growth through
Predictive Modeling

Provides actuarially sound guidance for individual

accounts as market pressure changes

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80% of premium

20% of
premium

20% of premium accounts for
6 points on overall WC combined ratio

Workers Compensation Accounts
< $100,000*

*as of 3Q 2005

Kathleen Muedder

Senior Vice President

Casualty Underwriting (SICA)

Workers Compensation
Profitable Growth Strategy

Workers Compensation (WC) Strategy
Reduce loss ratio

Targeting a 7-point improvement in
WC combined ratio by year-end 2007

Pts. better than
WC loss ratio

Grow most profitable
business

10 pts.

Best policy sizes

6 pts.

Best states

8 pts.

Best classes

12 pts.

Best deciles

Workers Compensation…Insurance?

Workers comp IS a benefit
delivery system

State statutes

Set terms

Define how we pay

Change

Workers comp is NOT
like other commercial lines
of insurance

[Photo]

Workers Compensation Strategy
Underwriting

Workers Compensation Strategy
Underwriting Tools

Workers Compensation Strategy
Holistic Approach

Workers Compensation Opportunities

Source: RIMS (2004); III, NFIB

30% of business insurance dollars
spent on workers compensation

Firms with revenues > $1B

Workers Compensation

3rd biggest challenge
facing small-business
owners in 2004

Up from 7th in 2001

Workers Compensation Opportunities

GET IT RIGHT FIRST

Round out accounts

$550M+ opportunity

Multiple customer
touchpoints

Safe workplace

Premium accuracy

Pay medical bills

Focus on return to work

Package Policies
with WC

42%

Package Policies
without WC

58%

Knowledge Management at Work

“Knowledge
management tools
help us to grow
profitably and
judiciously.”

Suzanne Maggio
Agency Management Specialist

[Video Available @
www.selective.com]

Profitable Growth Strategy

tools

holistic

Pts. better
than WC
loss ratio

Grow most
profitable
business

10 pts.

Best policy sizes

6 pts.

Best states

8 pts.

Best classes

12 pts.

Best deciles

John Marchioni
Senior Vice President
Personal Lines and Flood (SICA)

Personal Lines

Opportunity for Profitable Growth

Assets to Protect

Agency

Direct

A

$11 Billion

B

$85 Billion

C

$12 Billion

Sources: A.M. Best, DSI

SIGI 20 States

Personal Lines Market Opportunity

Significant Assets

Minimal Assets

Total PL market opportunity of $97B;

Independent agents control $39B

Agents focus on holding PL market share

* Source:  IIABA P-C Insurance Market report

Independent Agency Channel

78% of midsize independent agents view Personal Lines
as very important source of future revenue

Personal Lines Strategic Fit

Opportunity for profitable
growth

Increase market share
in existing footprint

Product and revenue
diversification

Enhance agency
relationships

Improve expense ratio

Applying Commercial Lines Success Drivers to
Personal Lines

Competitive pricing

Competitive coverages

Broad underwriting appetite

Marketplace consistency

Excellent agency relationships

Strong agency plant

Ease of doing business

Superior claims service

Focus of key initiatives:
people, production, pricing sophistication

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Personal Lines Strategy: People

New leadership team

Key competencies

Product management

Marketing and competitive intelligence

Project execution

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Multivariate pricing model

New rating variables

Exponential increase in
number of “price points”

Expanded appetite

More granular territories

Roll-out:

Auto: all states 2006

Homeowners: all states 2007

Personal Lines: Pricing Sophistication

Personal Lines: Pricing Flexibility

“Multiple pricing
tiers make a
difference.”

Jennifer Jenkins, Producer
Middle Peninsula Insurance Agency

[Video Available @
www.selective.com]

Strong agency demand

Opened May 2006; $35M by year-end

Expect to service 35% of PL premium

Production: Personal Lines Service Center

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71%
Review & Issue

14%
Company Input

15%
Straight Through

New Business Today

85%
Straight Through

5%
Company Input

10%
Review & Issue

New Business 2007

“SelectPLUS…
allows our
agency to grow.”

SelectPLUS

Jennifer Jenkins, Producer
Middle Peninsula Insurance Agency

[Video Available @
www.selective.com]

Production: Agency Systems Integration

Leverage commercial lines knowledge

Eliminate double entry and integrate with:

Agency management systems

Comparative raters

Rollout:

Auto: 2006

Homeowners: 2007

[Photo]

Measures of Success: 2010

Agents’ Market of Choice

“Top 3” in 65% of existing Selective agencies

Consistent Profitability

Combined ratio below 95%

ROE > 12%

Jeff Kamrowski
Senior Vice President
Business Services Unit & Accounts (SICA)

Technology Fuels Opportunities
for Profitable Growth

®

Agents Want

Company partners to grow with

To lower the cost of doing business

High quality service

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Selective Delivers Value in Partnership with Agents

Superior technology designed by agents for agents

Focus on all aspects of the business cycle

Initial quoting

Policy issuance

Customer care

Process includes

Regional user groups

National user conferences

Industry affairs participation

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Technology Supports Profitable Growth

Real-time technology supports
growth without a proportionate
growth in labor

Straight through processing
models for all policy production
systems

Focuses on revenue generation

Improves customer service

Agency Entered New Business

%

Commercial Lines

Personal Lines

Technology Drives Efficiency

Business process
workflow management

Eliminates redundancy

Reduces dependency
on paper

Improves cycle time

Linda Allen,  CSR/Producer
Middle Peninsula Agency

[Video Available @
www.selective.com]

Customer view of pricing
and service

Real-time customer
relationship management

Customer Centric Focus

Ken Johnston, Producer
Middle Peninsula Agency

[Video Available @
www.selective.com]

Excellence in Execution

Utilization Rate

Rolled Out

System

2005

2004

2003

2000

2000

12% CL premium
issued through
xSELerate

79% new business
transactions
initiated by agents

90% new business
transactions
initiated by agents

55% new business
premium initiated
by agents

100%

Small business system

Personal Lines System

Commercial Lines
Automated System

Agency integration

Web-based portal

xSELerate Demonstration

[Video Available @
www.selective.com]

What Technology Means to Selective

Leading edge technology

$119M quoted through
xSELerate since
implementation

Premium Quoted through xSELerate

2005

2006

$ in millions

Mike Breedlove, Vice President
WS Pharr Agency

What Technology Means to Agents

[Video Available @
www.selective.com]

What Sets Selective’s Technology
Apart from the Competition?

Difficult to replicate

Applications designed to satisfy
our customers’ business challenges

Real benefit to agents, customers and
Selective

Culture of continuous improvement

Systems up and running today!

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Field Model

Chuck Musilli

Senior Vice President

Chief Field Operations, Marketing Officer

Better Aligned with Agents and Desired Markets

RI

MN

IA

MO

WI

IL

IN

KY

OH

MI

MI

GA

SC

NC

VA

PA

NY

MD

NJ

CT

DE

Previous Alignment

Improve support of agencies
and relationships

Move high-level leaders
closer to the business

  Capitalize on untapped
     potential in profitable
     markets

80 business classes

106 territories

Total Commercial Lines Market Opportunity $104B

Better Aligned with Agents and Desired Markets

Improve support of agencies
and relationships

Move high-level leaders
closer to the business

  Capitalize on untapped
     potential in profitable
     markets

80 business classes

106 territories

RI

MN

IA

MO

WI

IL

IN

KY

OH

MI

MI

GA

SC

NC

VA

PA

NY

MD

NJ

CT

DE

Current Alignment

Total Commercial Lines Market Opportunity $104B

Better Aligned with Agents and Desired Markets

Improve support of agencies
and relationships

Move high-level leaders
closer to the business

  Capitalize on untapped
     potential in profitable
     markets

80 business classes

106 territories

MN

IA

MO

WI

IL

IN

KY

OH

MI

MI

Mid-America – Now Three Regions

Total Commercial Lines Market Opportunity $104B

Market Planning Emphasizes Potential

Market Planning matches
Selective agents and market
share with opportunity

Total commercial lines market
opportunity in Ohio ~ $8B

Market Opportunities in Ohio

Market Planning Emphasizes Potential

Total Commercial Lines

Market Opportunity in Ohio ~ $8B

2005-Selective agents’ CL
premium in Ohio $430M
(4.3% of market share)

2005-Selective’s CL
premium in Ohio $18.6M
(<1% of market share)

Market
Opportunity

$ 27B

$104B

Large Accounts

$ 36B

Middle Market

$ 41B

Small Business

Commercial Lines Market Opportunities

Market
Opportunity

$ 27B

$104B

Large Accounts

$ 36B

Middle Market

$ 41B

Small Business

Commercial Lines Market Opportunities

Predictive modeling

Automated underwriting

Pipeline expansion

Market
Opportunity

$ 27B

$104B

Large Accounts

$ 36B

Middle Market

$ 41B

Small Business

Commercial Lines Market Opportunities

Adding AMSs

Adding agencies

Web-based marketing
support

Market
Opportunity

$ 27B

$104B

Large Accounts

$ 36B

Middle Market

$ 41B

Small Business

Commercial Lines Market Opportunities

3 Year CAGR 27%

C/R high 80’s

Actively adding
production capacity

Leveraging our Agency Advantage

Fiscal Year Ending 2Q 2006

Deployed 65 new agents

Helped agents hire 26 new
producers

Offered producer training
with focus on market
planning

[Photo]

Agency Management Specialist (AMS)

Fiscal Year Ending 2Q 2006

82 AMS territories

7 new territories this year

Deployed 4 AMS apprentices
(14 in training)

[Photo]

Agency Management Specialist (AMS)

High-Touch Matters

AMS decision
making means
quick turnaround

Suzanne Maggio
Agency Management Specialist

[Video Available @
www.selective.com]

Field Underwriting Model
Key to Continued Outperformance

DPW in millions

     Commercial Lines New Business

Claims Management Specialist (CMS) Adds Real Value

Dave Hauer

Claims Management Specialist

[Video Available @
www.selective.com]

CMSs Add Real Value

Exceptional customer
service

Timely, thorough
investigations

Prompt, accurate
reserving

Loss and LAE ratios lower
than industry

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Selective HR Solutions

2006 launch of Employer
Protection Program (EPP)

As of August 2006:

Total worksite employees
up 10% to 26,700

Prospective accounts in
EPP sales pipeline up 43%

New EPP accounts sold by
Selective agents up 24%

Rebranding Generates Enthusiasm and Sales Activity

EPP improves client retention:
positions agents as experts

[Photo]

Part of a Broad Generalist Appetite

Selective HR Solutions’ Employer Protection Program (EPP)

Sam Wallace, Jr.

President, Williamsburg Merchants, Inc.

[Video Available @
www.selective.com]

High-Tech, High-Touch

Suzanne Maggio - AMS

Dave Hauer - CMS

Rob Eubank – Safety Management

Joe Harrow’s Selective Support
Team Makes a Difference

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Joe Harrow

President

Middle Peninsula Insurance Agency

Williamsburg, Virginia

Creating and Capturing Value

Greg Murphy

Chairman, President

Chief Executive Officer

Macro Conditions Affecting Industry Cycles

Changes in rating agency behavior

Increased focus on strategy

Greater attention to:

Enterprise Risk Management

Cycle management

Pricing value at risk

Less than 9% of CL carriers “A+” or better

New, more sophisticated mgt. teams

More companies reserving at “best estimate”

Investor focus on price increases as

            leading indicator

Changes in reinsurance market

Climate shifts

Reduced duration and severity of cycles

[Photo]

Selective’s Competitive Advantages

Strategic focus

Relationships

Execution

[Photo]

Greg Murphy
named CEO

Acquired
SHRS

Expanded into
Connecticut

Established
SBUs

Northeast
Expansion

Established
Field Model
(AMS/CMS)

Greg Murphy
named
President

Expanded to
Rhode Island

Established
Diversified
Insurance
Services

Implementation
CLAS

1993

1994

1995

1996

1997

1998

2000

1999

2001

2003

2002

2004

2006

2005

Constant Technology and Strategy Deployment

Implemented
SelectPay,
MCS and
Flood Direct

Implemented
eSelect

Established
Claims Service
Center

Established
Commercial
Lines Service
Center

Knowledge
Management

Established
Personal Lines
Service Center

Safety
Management
Program

Matrix Pricing

Midwest
Expansion

First year listed
on
FORTUNE 1000

What Drives Performance?

GROWTH

PROFITABILITY

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Acquisition?

How Do We Want To Grow?

Organically?

[Photo]

How Do We Want To Grow?

  Organically

The challenge is nobody
surrenders without a fight

[Photo]

Creating Value Through Premium Growth
Commercial Lines Net Premium Written % Growth

%

*Source:  AM Best

On average 3.6 points better

MN

IA

MO

WI

IL

IN

KY

OH

MI

MI

GA

SC

NC

VA

PA

NY

MD

NJ

RI

DE

CT

Field Underwriting Model Key to Continued
Outperformance

Lynchpin of Success

Represents 300+
field personnel

Strategies Designed to Generate Future Growth

If overall market share reached 4%,
     DPW would equal $5B

MN

IA

MO

WI

IL

I
N

KY

OH

MI

MI

GA

SC

NC

VA

PA

NY

MD

NJ

CT

RI

DE

% Marketshare:
< 1%:

1- 4%:
4%+:

MN

IA

MO

WI

IL

I
N

KY

OH

MI

MI

GA

SC

NC

VA

PA

NY

MD

NJ

CT

DE

“High-tech” ease of doing
business

Driving more business
through One & Done

Seamlessly quoting more
business through xSELerate

Personal lines initiatives

Growing through “High-touch”

AMS apprentices

New producer program

Building agency force

Market Planning

%

*Source:  A.M. Best

Creating Value:  Higher Levels of Profitability

SIGI outperforms industry by 7.6 pts on average

Loss & LAE Ratio

2002

250

500

750

1,250

1,000

1,500

Cumulative Premiums ($ millions)

-20

0

20

40

60

80

100

120

140

160

180

2005 Profitability Scorecard

2005

90% of 80 business classes profitable

Eight consecutive quarters of commercial lines profitability

All strategic business units profitable

All six regions profitable

78% of Selective’s agencies profitable

Strategies to Further Enhance Profitability

Knowledge Management

Workers Compensation

Predictive Modeling

SIU; Claims; Safety Management

[Photo]

Why Agents Grow with Selective

[Video Available @
www.selective.com]

%

Selective vs. Benchmarks

Total Return as of August 31, 2006

Positioned to Deliver Long-term, Profitable Growth

Why Own Selective?

Financial strength

Footprint

Agency franchise

Organic growth opportunities

Right business model

Experienced, focused
management team

Culture of continuous
improvement

Focused on future outperformance

[Photo]

Selective Insurance Group, Inc.
2006 Investor Day

Unrelenting Focus on Expanding our Strengths